UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2025

TKO GROUP HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41797	92-3569035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Fifth Ave, 7th Floor
New York, New York		10010
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 646 558-8333

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	TKO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

As previously disclosed in a Current Report on Form 8-K filed by TKO Group Holdings, Inc. (the “Company”) on February 28, 2025 (the “Closing Date”), on the Closing Date, the Company and TKO Operating Company, LLC completed the acquisition of the IMG business, including certain businesses operating under the IMG brand, On Location and the Professional Bull Riders from affiliates of Endeavor Group Holdings, Inc. (the “Endeavor Asset Acquisition”).

The Company is filing this Current Report on Form 8-K (the “Form 8-K”) solely to provide recast historical audited financial information and related disclosures for the Company with respect to its fiscal years ended December 31, 2024, 2023 and 2022 (the “Historical Financial Information”), giving effect to the Endeavor Asset Acquisition as if such transaction had been consummated on January 1, 2022, the beginning of the earliest period presented.

Except as otherwise stated or the context otherwise requires, this Form 8-K (including the exhibits hereto) does not revise or update any section or subsection of the Company’s periodic filings, including the Company’s Annual Reports on Form 10-K covering the fiscal years ended December 31, 2024, 2023 or 2022, and is not an amendment to, or a restatement of, such filings.

Item 8.01 Other Events.

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

b) Pro forma financial information.

The Historical Financial Information is attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG, LLP

23.2	Consent of Deloitte & Touche LLP

99.1	Recast Historical Financial Information, dated May 8, 2025

99.2	Report of Independent Registered Public Accounting Firm (Deloitte & Touche LLP PCAOB ID No. 34) of The Olympus Business of Endeavor Group Holdings, Inc.

101

The following financial statements in this Form 8-K hereto formatted in Inline Extensible Business Reporting Language (iXBRL): (1) the Combined Balance Sheets; (2) the Combined Statements of Operations; (3) the Combined Statements of Comprehensive (Loss) Income; (4) the Combined Statements of Stockholders’ Equity/Net Parent Investment; (5) the Combined Statements of Cash Flows and (6) the Notes to Combined Financial Statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TKO GROUP HOLDINGS, INC.

Date	May 8, 2025	By:	/s/ Andrew Schleimer
		Name: Title:	Andrew Schleimer Chief Financial Officer